UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2024

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Third Avenue South, Suite 900, Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $1.00	PNFP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series B)	PNFPP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On July 16, 2024, the Board of Directors (the “Board”) of Pinnacle Financial Partners, Inc. (the “Company”) and its wholly owned bank subsidiary, Pinnacle Bank (the “Bank”), appointed Charissa Sumerlin to the position of Executive Vice President and Chief Credit Officer of the Company and the Bank. Ms. Sumerlin succeeds J. Harvey White, who was appointed by the Board to serve as Executive Vice President and Interim Chief Credit Officer of the Company and the Bank on an interim basis in November 2023 upon the medical incapacitation, and subsequent death, of Timothy H. Huestis, the Company’s and the Bank’s then-serving Chief Credit Officer.

Ms. Sumerlin, age 48, joined the Company in 2018 as a commercial real estate credit advisor before moving into a senior credit officer position in the Bank’s Charlotte, NC and South Carolina markets. Most recently she has served as the Bank’s deputy chief credit officer since June 2022. As deputy chief credit officer, Ms. Sumerlin’s responsibilities included, among other things, (i) credit monitoring and assessment of portfolio risk and concentrations and (ii) coordinating various internal teams to improve the Company’s reporting systems and processes. Sumerlin began her career in 2002 at SunTrust Bank in Atlanta. She spent the last decade at BB&T, where she held various roles including relationship manager, credit advisor, team lead and regional credit officer.

(e)
Mr. White will continue his employment with the Bank as a senior credit officer and his annual base salary will be reduced to $350,000, effective July 16, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date: July 18, 2024